November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

Under the terms of the Transaction, the vesting of all of your unvested stock options is accelerated so that you are 100% vested in all of your stock options for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all stock options that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the exercise price, multiplied by the number of shares covered by such stock options (see the table below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your stock options or tender the shares you would receive on exercise to receive this payment. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE OPTION "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any stock options with an exercise price of $10 or more per share will have no value and you will not receive any payment for them.

STOCK OPTION TABLE
The attached statement provides details on all of the stock options you hold, including their exercise prices. The table below shows the number of stock options for which you are entitled to receive payment and indicates the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of shares covered by such options.


[Insert table]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel option summary is as of October 23, 2000. This letter and the option summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all outstanding stock options will be canceled and all stock option programs will be terminated. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. This new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

If you have any questions about your stock options or the payment you will receive, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR STOCK OPTIONS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

REGULAR STOCK OPTIONS
"Regular Stock Options" are those stock options that vest solely on the basis of the passage of time, generally vesting 25% per year on the first, second, third, and fourth anniversaries of the stock option grant date.

Under the terms of the Transaction, the vesting of all of your unvested Regular Stock Options is accelerated so that you are 100% vested in all of your Regular Stock Options for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all Regular Stock Options that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the exercise price, multiplied by the number of shares covered by such Regular Stock Options (see the tables below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your stock options or tender the shares you would receive on exercise to receive this payment. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE OPTION "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any Regular Stock Options with an exercise price of $10 or more per share will have no value and you will not receive any payment for them.

MEGAGRANT STOCK OPTIONS
"Megagrant Stock Options" are those stock options granted under the Year 2000 Non-Qualified Stock Option Plan, whose vesting occurs in three equal tranches:

(i)      One-third (1/3) time vesting (equal time vesting over four years);

(ii) One-third (1/3) performance vesting based on attainment of earnings per share targets; and

(iii) One-third (1/3) performance vesting based on attainment of stock price targets.

As a result of the Transaction, vesting of the first two-thirds (2/3) of your total Megagrant Stock Options (time vesting and earnings per share performance vesting) accelerates. The one-third (1/3) of your total Megagrant Stock Options that vest on the basis of stock price performance do not vest or accelerate as a result of the Transaction because the offering price of $10 per share does not exceed the per share stock price performance targets.

Thus, [number of options vested] of your Megagrant Stock Options are 100% vested as of the closing of the Transaction for a total value of $[Total Megagrant Spread] before tax. As you previously authorized, 100% of the net after-tax gain from the acceleration and payout of your vested Megagrant Stock Options will rollover into an equity investment in the new company.

STOCK OPTION TABLES
The attached statement provides details on all of the stock options you hold, including their exercise prices. The tables below show the number of stock options for which you are entitled to receive payment and indicate the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of shares covered by such options.


[Insert tables]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel option summary is as of October 23, 2000. This letter and the option summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all stock option programs will be terminated and all outstanding options will be cancelled to the fullest extent permitted by the applicable plans or as consented to by optionees. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. The new program will provide cash compensation to eligible Associates (other than the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

CONFIDENTIALITY REMINDER
Certain benefits being provided to you are being provided to only a handful of Associates in the Company and are not being provided to Associates generally. There is a significant risk of substantial harm to the Company if the existence or matters discussed in this letter are made known to other Associates. The Company is therefore relying on your promise to keep this letter and the matters discussed in this letter confidential. YOU SHOULD NOT DISCUSS THESE MATTERS WITH OTHER ASSOCIATES, EVEN THOSE IN THE SENIOR LEADERSHIP GROUP (BUT IT IS ALL RIGHT TO DISCUSS WITH ME AND OTHER MEMBERS OF THE G7). And, you may discuss the terms of this letter with your spouse (if any) or any outside legal counsel or financial adviser you may choose to consult, so long as they agree to be bound by such secrecy obligation and you remain liable for any breach of such secrecy by them.

If you have any questions about your stock options or the payment you will receive, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR STOCK OPTIONS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000

Dear [insert name]:

As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

REGULAR STOCK OPTIONS
"Regular Stock Options" are those stock options that vest solely on the basis of the passage of time, generally vesting 25% per year on the first, second, third, and fourth anniversaries of the stock option grant date.

Under the terms of the Transaction, the vesting of all of your unvested Regular Stock Options is accelerated so that you are 100% vested in all of your Regular Stock Options for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all Regular Stock Options that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the exercise price, multiplied by the number of shares covered by such Regular Stock Options (see the tables below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your stock options or tender the shares you would receive on exercise to receive this payment. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE OPTION "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any Regular Stock Options with an exercise price of $10 or more per share will have no value and you will not receive any payment for them.

MEGAGRANT STOCK OPTIONS
"Megagrant Stock Options" are those stock options granted under the Year 2000 Non-Qualified Stock Option Plan, whose vesting occurs in three equal tranches:

(i)      One-third (1/3) time vesting (equal time vesting over four years);

(ii) One-third (1/3) performance vesting based on attainment of earnings per share targets; and

(iii) One-third (1/3) performance vesting based on attainment of stock price targets.

As a result of the Transaction, vesting of the first two-thirds (2/3) of your total Megagrant Stock Options (time vesting and earnings per share performance vesting) accelerates. The one-third (1/3) of your total Megagrant Stock Options that vest on the basis of stock price performance do not vest or accelerate as a result of the Transaction because the offering price of $10 per share does not exceed the per share stock price performance targets.

Thus, [number of options vested] of your Megagrant Stock Options are 100% vested as of the closing of the Transaction for a total value of $[Total Megagrant Spread] before tax. You can roll over 100% of this amount (less applicable taxes) into an investment in the new company in accordance with the terms and conditions of an investment agreement to be entered into with the new company. This is the investment opportunity mentioned during the Senior Leadership Group meeting in Carlsbad. We will cover the details of this investment opportunity with you in the near future. As we discussed at the Senior Leadership Group meeting, this investment opportunity is limited to a small group of people. If you decide to not be part of the ownership group going forward, you can elect to receive a cash payment for the vested two-thirds (2/3).

STOCK OPTION TABLES
The attached statement provides details on all of the stock options you hold, including their exercise prices. The tables below show the number of stock options for which you are entitled to receive payment and indicate the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of shares covered by such options.


[Insert tables]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel option summary is as of October 23, 2000. This letter and the option summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all stock option programs will be terminated and all outstanding options will be cancelled to the fullest extent permitted by the applicable plans or as consented to by optionees. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. The new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

CONFIDENTIALITY REMINDER

Certain benefits being provided to you are being provided to only a handful of Associates in the Company and are not being provided to Associates generally. There is a significant risk of substantial harm to the Company if the existence or matters discussed in this letter are made known to other Associates. The Company is therefore relying on your promise to keep this letter and the matters discussed in this letter confidential. YOU SHOULD NOT DISCUSS THESE MATTERS WITH OTHER ASSOCIATES, EVEN THOSE IN THE SENIOR LEADERSHIP GROUP (BUT IT IS ALL RIGHT TO DISCUSS WITH ME AND OTHER MEMBERS OF THE G7). And, you may discuss the terms of this letter with your spouse (if any) or any outside legal counsel or financial adviser you may choose to consult, so long as they agree to be bound by such secrecy obligation and you remain liable for any breach of such secrecy by them.

If you have any questions about your stock options or the payment you will receive, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542. Also, Larry Cagney at Debevoise & Plimpton has been hired to advise management on the going private investment plan. We will make Larry available to answer questions you may have in this regard.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR STOCK OPTIONS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

REGULAR STOCK OPTIONS
"Regular Stock Options" are those stock options that vest solely on the basis of the passage of time, generally vesting 25% per year on the first, second, third, and fourth anniversaries of the stock option grant date.

Under the terms of the Transaction, the vesting of all of your unvested Regular Stock Options is accelerated so that you are 100% vested in all of your Regular Stock Options for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all Regular Stock Options that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the exercise price, multiplied by the number of shares covered by such Regular Stock Options (see the tables below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your stock options or tender the shares you would receive on exercise to receive this payment. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE OPTION "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any Regular Stock Options with an exercise price of $10 or more per share will have no value and you will not receive any payment for them.

MEGAGRANT STOCK OPTIONS
"Megagrant Stock Options" are those stock options granted under the Year 2000 Non-Qualified Stock Option Plan, whose vesting occurs in three equal tranches:

(i)      One-third (1/3) time vesting (equal time vesting over four years);

(ii) One-third (1/3) performance vesting based on attainment of earnings per share targets; and

(iii) One-third (1/3) performance vesting based on attainment of stock price targets.

As a result of the Transaction, vesting of the first two-thirds (2/3) of your total Megagrant Stock Options (time vesting and earnings per share performance vesting) accelerates. The one-third (1/3) of your total Megagrant Stock Options that vest on the basis of stock price performance do not vest or accelerate as a result of the Transaction because the offering price of $10 per share does not exceed the per share stock price performance targets.

Thus, [number of options vested] of your Megagrant Stock Options are 100% vested as of the closing of the Transaction for a total value of $[Total Megagrant Spread] before tax.

STOCK OPTION TABLES
The attached statement provides details on all of the stock options you hold, including their exercise prices. The tables below show the number of stock options for which you are entitled to receive payment and indicate the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of shares covered by such options.


[Insert tables]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel option summary is as of October 23, 2000.

At the closing of the Transaction, all stock option programs will be terminated and all outstanding options will be cancelled to the fullest extent permitted by the applicable plans or as consented to by optionees.

CONFIDENTIALITY REMINDER

Certain benefits being provided to you are being provided to only a handful of Associates in the Company and are not being provided to Associates generally. There is a significant risk of substantial harm to the Company if the existence or matters discussed in this letter are made known to other Associates. The Company is therefore relying on your promise to keep this letter and the matters discussed in this letter confidential. YOU SHOULD NOT DISCUSS THESE MATTERS WITH OTHER ASSOCIATES, EVEN THOSE IN THE SENIOR LEADERSHIP GROUP (BUT IT IS ALL RIGHT TO DISCUSS WITH ME AND OTHER MEMBERS OF THE G7). And, you may discuss the terms of this letter with your spouse (if any) or any outside legal counsel or financial adviser you may choose to consult, so long as they agree to be bound by such secrecy obligation and you remain liable for any breach of such secrecy by them.

If you have any questions about your stock options or the payment you will receive, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542. Also, Larry Cagney at Debevoise & Plimpton has been hired to advise management on the going private investment plan. We will make Larry available to answer questions you may have in this regard.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR STOCK OPTIONS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your PBUs are affected by the deal.

Under the terms of the Transaction, the vesting of all of your unvested PBUs is accelerated so that you are 100% vested in all of your PBUs for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all PBUs that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the PBU exercise price, multiplied by the number of units covered by such PBUs (see the table below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your PBUs. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE PBU "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any PBUs with an exercise price of $10 or more per unit will have no value and you will not receive any payment for them.

PERFORMANCE BONUS UNIT TABLE
The attached statement provides details on all of the PBUs you hold, including their exercise prices. The table below shows the number of PBUs for which you are entitled to receive payment and indicates the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of units covered by such PBUs.


[Insert table]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel summary is as of October 23, 2000. This letter and the PBU summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all outstanding PBUs will be canceled and all PBU programs will be terminated. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. This new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

If you have any questions about your PBUs or the payment you will receive, or if you wish to exercise your vested PBUs, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR PBUS TO RECEIVE THE PAYMENT OUTLINED ABOVE.



Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your PBUs are affected by the deal.

Under the terms of the Transaction, the vesting of all of your unvested PBUs is accelerated so that you are 100% vested in all of your PBUs for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all PBUs that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the PBU exercise price, multiplied by the number of units covered by such PBUs (see the table below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your PBUs. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE PBU "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any PBUs with an exercise price of $10 or more per unit will have no value and you will not receive any payment for them.

PERFORMANCE BONUS UNIT TABLE
The attached statement provides details on all of the PBUs you hold, including their exercise prices. The table below shows the number of PBUs for which you are entitled to receive payment and indicates the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of units covered by such PBUs.


[Insert table]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel summary is as of October 23, 2000. This letter and the PBU summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all outstanding PBUs will be canceled and all PBU programs will be terminated. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. This new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

If you have any questions about your PBUs or the payment you will receive, or if you wish to exercise your vested PBUs, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR PBUS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO


Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your PBUs are affected by the deal.

REGULAR PBU PROGRAM
"Regular PBUs" are those PBUs that vest solely on the basis of the passage of time, generally vesting 25% per year on the first, second, third, and fourth anniversaries of the PBU grant date.

Under the terms of the Transaction, the vesting of all of your unvested Regular PBUs is accelerated so that you are 100% vested in all of your Regular PBUs for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all Regular PBUs that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the PBU exercise price, multiplied by the number of units covered by such Regular PBUs (see the tables below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your PBUs. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE PBU "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any Regular PBUs with an exercise price of $10 or more will have no value and you will not receive any payment for them.

MEGAGRANT PBU PROGRAM
"Megagrant PBUs" are those PBUs whose vesting occurs in three equal tranches:

(i)      One-third (1/3) time vesting (equal time vesting over four years);

(ii) One-third (1/3) performance vesting based on attainment of earnings per share targets; and

(iii) One-third (1/3) performance vesting based on attainment of stock price targets.

As a result of the Transaction, vesting of the first two-thirds (2/3) of your total Megagrant PBUs (time vesting and earnings per share performance vesting) accelerates. The one-third (1/3) of your total Megagrant PBUs that vest on the basis of stock price performance do not vest or accelerate as a result of the Transaction because the offering price of $10 per share does not exceed the per unit stock price performance targets.

Thus, [number of options vested] of your Megagrant PBUs are 100% vested as of the closing of the Transaction for a total value of $[Total Megagrant Spread] before tax. You can roll over 100% of this amount (less applicable taxes) into an investment in the new company in accordance with the terms and conditions of an investment agreement to be entered into with the new company. This is the investment opportunity mentioned during the Senior Leadership Group meeting in Carlsbad. We will cover the details of this investment opportunity with you in the near future. As we discussed at the Senior Leadership Group meeting, this investment opportunity is limited to a small group of people. If you decide to not be part of the ownership group going forward, you can elect to receive a cash payment for the vested two-thirds (2/3).

PERFORMANCE BONUS UNIT TABLES
The attached statement provides details on all of the PBUs you hold, including their exercise prices. The tables below show the number of PBUs for which you are entitled to receive payment and indicate the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of units covered by such PBUs.


[Insert tables]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel summary is as of October 23, 2000. This letter and the PBU summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, the Performance Bonus Unit program will be terminated and all outstanding units will be cancelled to the fullest extent permitted by the applicable plan or as consented to by optionees. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. The new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

CONFIDENTIALITY REMINDER
Certain benefits being provided to you are being provided to only a handful of Associates in the Company and are not being provided to Associates generally. There is a significant risk of substantial harm to the Company if the existence or matters discussed in this letter are made known to other Associates. The Company is therefore relying on your promise to keep this letter and the matters discussed in this letter confidential. YOU SHOULD NOT DISCUSS THESE MATTERS WITH OTHER ASSOCIATES, EVEN THOSE IN THE SENIOR LEADERSHIP GROUP (BUT IT IS ALL RIGHT TO DISCUSS WITH ME AND OTHER MEMBERS OF THE G7). And, you may discuss the terms of this letter with your spouse (if any) or any outside legal counsel or financial adviser you may choose to consult, so long as they agree to be bound by such secrecy obligation and you remain liable for any breach of such secrecy by them.

If you have any questions about your PBUs or the payment you will receive, or if you wish to exercise your vested PBUs, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542. Also, Larry Cagney at Debevoise & Plimpton has been hired to advise management on the going private investment plan. We will make Larry available to answer questions you may have in this regard.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR PBUS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO

Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

Under the terms of the Transaction, the vesting of all of your unvested stock options is accelerated so that you are 100% vested in all of your stock options for a period of at least 20 days prior to the closing of the Transaction. As of the closing date, you are entitled to receive a cash payment for all stock options that have an exercise price below the offering price of $10 per share. This payment will equal the amount by which the $10 per share offering price is greater than the exercise price, multiplied by the number of shares covered by such stock options (see the table below for details).

YOU DO NOT HAVE TO TAKE ANY ACTION TO RECEIVE THIS PAYMENT. Specifically, you do NOT have to exercise your stock options or tender the shares you would receive on exercise to receive this payment. IF YOU DO NOTHING, YOU WILL RECEIVE A CHECK FOR THE OPTION "SPREAD" (THE EXCESS OF THE OFFERING PRICE OF $10 PER SHARE OVER YOUR EXERCISE PRICE) FOLLOWING THE CLOSING. Any stock options with an exercise price of $10 or more per share will have no value and you will not receive any payment for them.

STOCK OPTION TABLE
The attached statement provides details on all of the stock options you hold, including their exercise prices. The table below shows the number of stock options for which you are entitled to receive payment and indicates the exercise price of each grant and the resulting "spread." Your pretax gain is the "spread" multiplied by the number of shares covered by such options.


[Insert table]


Please note that the gain shown above is BEFORE taxes. Taxes at the appropriate rate will be withheld automatically by the Company. Information in the above table and attached personnel option summary is as of October 23, 2000. This letter and the option summary assume that you are a current Associate as of the close of the Transaction.

At the closing of the Transaction, all stock option programs will be terminated and the payment of the spread will effectively cancel all of your outstanding options. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. This new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

If you have any questions about your stock options or the payment you will receive, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

REMEMBER, YOU DO NOT NEED TO EXERCISE YOUR STOCK OPTIONS TO RECEIVE THE PAYMENT OUTLINED ABOVE.


Sincerely,

Steven A. Jaye
Senior Vice President and CAO

Enclosure

November 7, 2000


Dear [insert name]:


As you know, Sunrise Medical is being sold to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. This letter and the attached statement provide you with a detailed account of how your stock options are affected by the deal.

Under the terms of the Transaction, the vesting of all of your unvested stock options is accelerated so that you are 100% vested in all of your stock options for a period of at least 20 days prior to the closing of the Transaction. Only stock options with an exercise price less than the $10 per share offering price will result in any payment in the Transaction. Stock options with an exercise price of $10 or more per share offering price will have no value. The attached statement provides details on all of the stock options you hold, including their exercise prices. As the statement illustrates, all of your stock options have an exercise price greater than the $10 per share offering price and thus you will not receive any payment for these options in the Transaction.

At the closing of the Transaction, all outstanding stock options will be canceled and all stock option programs will be terminated. Because Sunrise Medical will no longer be a publicly held company, a new program more appropriate to a privately held company is being finalized. This new program will provide cash compensation to eligible Associates (other than those in the ownership group) if the Company meets specific performance goals, in accordance with the terms of the program.

Information in your personnel summary is as of October 23, 2000. This letter and the option summary assume that you are a current Associate as of the close of the Transaction.

If you have any questions about your stock options, or if you wish to exercise your vested stock options, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.



Sincerely,

Steven A. Jaye
Senior Vice President and CAO

Enclosure

November 7, 2000



Dear Former Sunrise Medical Associate:

The Sunrise Medical Board of Directors has agreed to sell the company to an investor group that includes senior managers of the Company. The sale involves a tender offer for all shares at an offering price of $10 per share, followed by the merger of the Company with a corporation formed by the investor group (the "Transaction"). The Transaction is currently expected to close around calendar-year end, assuming (as we expect) that our stockholders will embrace this deal. Although you are no longer an Associate, you still hold options granted to you during your employment. This letter and the attached statement will describe what happens regarding your options.


1. All option programs will terminate, and all options (regardless of the exercise price and regardless of whether vested or unvested) will be cancelled when the transaction is completed. Your options, however, may terminate sooner by their own terms.

2.       Your unvested options expired upon your termination of employment.

3. If your vested options are priced lower than the offering price of $10.00 per share, you can exercise your options and tender the shares received upon exercise in the tender offer (separate documentation concerning the tender offer will be forwarded to you). Thereby you will receive payment for the difference between the offering price and your option price.

4. If your vested options are priced higher than the offering price, they have no value and you will not receive any payment if you exercise and tender those shares.

5. In order to exercise any vested options, you will need to complete the enclosed Option Exercise and Disposition forms for each separate option grant that you hold. Please complete the attached form(s) and return them to the address indicated on the form. For your ease of reference, we have enclosed a summary of your option holdings (including exercise prices, termination dates and vesting schedule).

If you have any questions, please call Debi Ward at (760) 930-1547 or Suzanne DeSpain at (760) 930-1542.

Sincerely,

Steven A. Jaye
Senior Vice President and CAO

Enclosure